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                                                                   Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement, File No. 333-34724.


                                               /s/ ARTHUR ANDERSEN LLP
                                                   ARTHUR ANDERSEN LLP


Seattle, Washington
March 19, 2002